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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K



                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934




         Date of Report (Date of earliest event reported) JULY 26, 2001

                                NRG ENERGY, INC.
                                ----------------
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
                                    --------
                 (State or other jurisdiction of incorporation)


              001-15891                                    41-1724239
              ---------                                    ----------
       (Commission File Number)                (IRS Employer Identification No.)

   901 MARQUETTE AVENUE, SUITE 2300                    MINNEAPOLIS, MN 55402
--------------------------------------------------------------------------------
(Address of principal executive offices)                     (Zip Code)



         Registrant's telephone number, including area code 612-373-5300


          (Former name or former address, if changed since last report)



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ITEM 5. OTHER EVENTS

On July 26, 2001, NRG Energy, Inc. (NRG) reported that the Federal Energy Regulatory Commission has instructed its staff to convene a technical conference to "further explore issues related to the competitive effects" resulting from NRG's proposed acquisition of the Bridgeport and New Haven Harbor Stations in Connecticut. The action will result in the acquisition being delayed beyond its previously expected close in the third quarter of 2001.

The press release reporting the delay of NRG's acquisition of the Bridgeport and New Haven Harbor Generating Stations is filed with this Form 8-K as Exhibit 99.9 See "Item 7. Exhibits."



Item 7. Exhibits.

The following exhibits are filed with this report on Form 8-K:


Exhibit No.        Description

  99.9             Press release issued July 26, 2001, of NRG Energy, Inc.




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                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           NRG Energy, Inc.
                                           (Registrant)



                                           By /s/ Leonard A. Bluhm
                                              -----------------------------
                                              Leonard A. Bluhm
                                              Executive Vice President
                                              and Chief Financial Officer
                                              (Principal Financial Officer)



Dated:  July 26, 2001